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                                                                   EXHIBIT 10.10

                              CONVERSION AGREEMENT

         THIS CONVERSION AGREEMENT (this "Agreement"), effective as of June 30, 2002, is by and between VERTICAL HEALTH SOLUTIONS, INC., a Florida corporation (the "Company"), and DYNAMIC HEALTH PRODUCTS, INC., a Florida corporation (the "Shareholder").

                              W I T N E S S E T H:

         WHEREAS, as of the effective date of this Agreement, the Company owes the Shareholder (directly or indirectly through its subsidiaries) $429,846.00 (the "Loans");

         WHEREAS, the Company and the Shareholder wish to convert, as of the effective date of this Agreement, such Loans into 429,846 shares of the Company's Series A Preferred Stock, $.001 par value (the "Series A Stock");

         NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Conversion. The parties agree to immediately convert the entire amount of unpaid principal and interest due under the Loans into 429,846 shares of Series A Stock of the Company. The Company promptly shall instruct its transfer agent to issue such shares to the Shareholder's wholly-owned subsidiary, Bryan Capital Limited Partnership. Upon issuance of such stock, any notes evidencing the Loans shall be canceled. The Shareholder acknowledges that the issuance of such shares has not been registered with the United States Securities and Exchange Commission or any state securities commission and that the shares may not be resold without registration or an applicable exemption from registration and consent to the placement of the following legend on the certificates:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, OR ANY SIMILAR SECURITIES STATUTE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED UPON REGISTRATION OF THE SHARES UNDER THE FOREGOING STATUTES AND APPLICABLE REGULATIONS ADOPTED THEREUNDER OR UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNCEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

Any stock certificates representing the shares shall also contain any other legends as required by law, as well as a summary of the terms of the Series A Stock.

         2. Miscellaneous. The Company shall be responsible for paying all documentary stamp taxes associated with the conversion contemplated hereby. This Agreement shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be construed

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in accordance with the laws of said state without giving effect to the rules of said state governing the conflicts of laws. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and thereof. This Agreement may not be modified or amended except by a writing duly signed by all of the parties hereto. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the Company, the Shareholder and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on this 30th day of June, 2002.

                                   VERTICAL HEALTH SOLUTIONS, INC.

                                   By:  /s/ BRIAN T. NUGENT
                                      ----------------------------------------
                                       Brian T. Nugent, President

                                   DYNAMIC HEALTH PRODUCTS, INC.,


                                   By:  /s/ CANI I. SHUMAN
                                      ----------------------------------------
                                       Cani I. Shuman, Chief Financial Officer



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